UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2017

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Michael E. Nugent,
Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon
President and Principal
Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal
Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP

30 Rockefeller Plaza

New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2017 Morgan Stanley.

CEMSFSAN
1864726 EXP 8.31.18

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets Fund, Inc.
NYSE: MSF

Semi-Annual Report

June 30, 2017

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Investment Advisory Agreement Approval	27
Portfolio Management	30
Investment Policy	31
Dividend Reinvestment and Cash Purchase Plan	36
Privacy Notice	37

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2017, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had total returns of 20.09%, based on net asset value, and 22.72% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI Emerging Markets Net Index (the "Index")*, which returned 18.43%. On June 30, 2017, the closing price of the Fund's shares on the New York Stock Exchange was $16.15, representing a 10.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) equities outperformed developed market equities in the period, with the Index returning +18.43% versus the MSCI World Index's return of +10.66%.

•  The strong outperformance of EM equities relative to those of developed markets so far in 2017 is in large part owing to investors responding to the improving EM economic growth differentials relative to developed markets for the next couple years. For EM countries in aggregate today, the EM current account is in surplus and capital account is no longer negative, placing the asset class in better shape to sustain the gradually rising U.S. interest rate environment. This is a well-signaled U.S. rate hike cycle, and the moves have been only gradual (25 basis points at a time) — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s. Currencies are cheap and profitability is improving.

•  Positive contributors to the Fund's performance during the period included our stock selection in and underweight allocations to Russia and South Africa. Stock selection in India also contributed, as did the Fund's stock selection in and overweight allocation to Mexico. Stock selection in Argentina added value, as did our underweight allocation to Qatar. The Fund's overweight allocation to Central Eastern Europe contributed, though it was partially offset by unfavorable stock selection. Stock selection in and underweight allocation to Malaysia also contributed.

•  Key detractors from performance included the Fund's stock selection in and underweight allocation to Korea, as well as stock selection in and overweight allocation to Pakistan. The Fund's underweight allocation to Turkey, and stock selection in and overweight allocation to Peru also hampered returns.

•  From a sector perspective, stock selection in financials contributed the most to returns. Stock selection in and an overweight allocation to consumer discretionary also added to results, followed by stock selection in and underweight allocations to health care and materials. The Fund's stock selection in information technology contributed to returns, but gains were offset by the negative impact of an underweight to the sector. Stock selection in industrials detracted from results, as did stock selection in consumer staples.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Letter to Stockholders (unaudited) (cont'd)

Management Strategies

•  Markets may still experience some turbulence this year from the consequences of China's massive debt build-up, disappointment with China's growth, or any disruptions in international trade. In emerging markets, the initial boost to value-style investing that began when value hit a five-year bottom early last year has given way to the outperformance of growth-style investing this year as investors come to realize economic growth will not be broad-based but more limited to specific countries and select companies. This is a constructive investing environment for our approach of rigorous country allocation and scrutiny of companies' earnings growth prospects.

•  From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, select consumer discretionary and consumer staples. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize our exposure to countries highly dependent on trade as protectionism is increasingly part of the platform of new populist leaders. Geopolitical tension rising in such areas as the South China Sea has also led us to own innovative companies focused on defense spending.

•  We still consider Central and Eastern Europe an attractive investment opportunity. We visited Poland in May 2017, and growth in Central and Eastern Europe remains healthy, driven by strong consumption, which has been supported by growth in both employment and real wages. While investment lagged in 2016 due to a lower absorption of European Union funds, absorption should accelerate in 2017, driving up fixed investment and further supporting growth. Also, there are now consistent signs that inflation is returning to the region, which should eventually lead to a normalization of interest rates. We see the region as offering attractive investment opportunities through a combination of this solid economic growth, emerging reflationary trends, attractive currencies, and overlooked equity markets.

•  As we have for many years, we remain underweight China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the portfolio. In Russia, the economy continues its slow cyclical recovery under tight monetary and fiscal conditions. More broadly, political stagnation and demographic decline continue to weigh on an economy in need of structural reform and private investment to raise its growth rate. Within the market, we continue to like select names for their secular growth opportunities, which should garner additional support from the emerging recovery. In particular, we see a recovery in overall advertising spending adding to the existing secular trend of online ad growth, which in turn should help the internet stocks.

•  We expect China's gross domestic product growth to slow further and head eventually to 4 to 4.5%. China's massive credit expansion over the eight years since the global financial crisis has already slowed its economic growth dramatically. But investors may still take cues from the way the excessive lending plays out in terms of non-performing loans. China's debt situation is unique in that it is both debtor and creditor and does not have debt obligations to foreigners. Stock selection will become even more important over the next couple years. We own companies that have relatively sustainable growth prospects and have core competencies to survive and gain market share. We also like sectors and companies that stand to benefit from the government's structural reforms and initiatives.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Letter to Stockholders (unaudited) (cont'd)

•  In Indonesia, we remain overweight and are encouraged to see signs of growth picking up following the government and central bank's focus last year on stabilizing the economy in response to an overheating period from 2011 to 2015. High-frequency indicators of growth are turning upward and earnings-per-share upgrades are increasing. The government has brought the fiscal deficit under better control, and the current account deficit is improving. Consumption growth has picked up over the last year, and consumer confidence is also improving. We also remain positive on the Philippines. While the Philippines has had strong consumption demand as well as productivity and population growth, the current account has dipped into deficit at the end of 2016. Liquidity remains high and dependency on marginal foreign funding stays low. The fiscal deficit target has been raised, and tax revenues will need to increase to support the government's plans to increase infrastructure investment. Key risks to our constructive scenario include the need for successful tax reform to pass in the legislature.

•  The Brazilian market took a hit when reform-oriented President Temer was accused of obstructing justice in relation to the Lava Jato corruption scandal, throwing into question the future of his presidency. We are monitoring closely the ability of politicians to resume the reform process as quickly as possible. Our positive view on Brazil is predicated on the continuation of the reform process, particularly pension and labor, which is critical to rebuilding business confidence, and the ability of the central bank to continue cutting rates. The economy had been showing some healthy initial signs of recovery before the new political scandal hit. The consumer in particular is looking like it could recover more quickly than we had anticipated. In addition, much has already been done to improve the business environment by better coordinating fiscal and monetary policy, as well as a host of micro reforms such as reforming the state sector and oil sector and conducting successful infrastructure auctions.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2017

*The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (99.3%)
Argentina (1.2%)
Banks
Banco Macro SA ADR	16,469	$1,518
Grupo Financiero Galicia SA ADR	33,853	1,444
		2,962
Austria (1.0%)
Banks
Erste Group Bank AG (a)	66,084	2,530
Brazil (7.0%)
Banks
Banco Bradesco SA (Preference)	413,247	3,511
Itau Unibanco Holding SA (Preference)	357,303	3,964
		7,475
Food & Staples Retailing
Raia Drogasil SA	117,559	2,488
Food Products
BRF SA	183,621	2,173
Multi-Line Retail
Lojas Renner SA	302,804	2,502
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (a)	369,946	1,474
Petroleo Brasileiro SA (Preference) (a)	464,677	1,735
		3,209
		17,847
Chile (0.6%)
Multi-Line Retail
SACI Falabella	176,281	1,449
China (19.2%)
Banks
Bank of China Ltd. H Shares (b)	10,885,000	5,340
China Construction Bank Corp. H Shares (b)	4,659,810	3,611
		8,951
Diversified Consumer Services
New Oriental Education & Technology Group, Inc. ADR (a)	16,860	1,189
TAL Education Group ADR (c)	12,357	1,511
		2,700
Diversified Telecommunication Services
China Unicom Hong Kong Ltd. (a)(b)	1,108,000	1,646
	Shares	Value (000)
Food Products
China Mengniu Dairy Co., Ltd. (a)(b)	431,000	$845
Insurance
China Pacific Insurance Group Co., Ltd. H Shares (b)	641,800	2,622
Internet & Direct Marketing Retail
JD.com, Inc. ADR (a)	52,584	2,062
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)(c)	47,182	6,648
NetEase, Inc. ADR	3,210	965
Tencent Holdings Ltd. (b)	403,500	14,429
		22,042
Machinery
CRCC High-Tech Equipment Corp., Ltd. H Shares (b)	896,000	379
Zoomlion Heavy Industry Science and Technology Co., Ltd. H Shares (b)(c)	687,000	334
		713
Oil, Gas & Consumable Fuels
PetroChina Co., Ltd. H Shares (b)	1,502,000	920
Pharmaceuticals
CSPC Pharmaceutical Group Ltd. (b)	816,000	1,192
Sino Biopharmaceutical Ltd. (b)	805,000	711
		1,903
Real Estate Management & Development
China Overseas Land & Investment Ltd. (b)	176,000	515
Textiles, Apparel & Luxury Goods
Shenzhou International Group Holdings Ltd. (b)	197,000	1,294
Wireless Telecommunication Services
China Mobile Ltd. (b)	281,000	2,982
		49,195
Czech Republic (1.1%)
Banks
Komercni Banka AS	71,400	2,860
Egypt (0.6%)
Banks
Commercial International Bank Egypt SAE	360,740	1,591

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Germany (0.7%)
Textiles, Apparel & Luxury Goods
Adidas AG	9,936	$1,904
Hong Kong (2.5%)
Insurance
AIA Group Ltd.	359,400	2,626
Textiles, Apparel & Luxury Goods
Samsonite International SA	880,200	3,676
		6,302
Hungary (1.2%)
Banks
OTP Bank PLC	93,201	3,119
India (9.0%)
Automobiles
Maruti Suzuki India Ltd.	22,998	2,568
Banks
ICICI Bank Ltd.	141,680	636
ICICI Bank Ltd. ADR	72,300	648
IndusInd Bank Ltd.	137,489	3,146
		4,430
Construction Materials
Shree Cement Ltd.	9,522	2,498
Machinery
Ashok Leyland Ltd.	1,543,044	2,240
Media
Zee Entertainment Enterprises Ltd.	311,442	2,368
Oil, Gas & Consumable Fuels
Bharat Petroleum Corp., Ltd.	255,582	2,528
Personal Products
Marico Ltd.	657,791	3,199
Thrifts & Mortgage Finance
Housing Development Finance Corp., Ltd.	125,975	3,147
		22,978
Indonesia (5.4%)
Automobiles
Astra International Tbk PT	3,789,800	2,538
Banks
Bank Mandiri Persero Tbk PT	2,416,500	2,312
Construction Materials
Semen Indonesia Persero Tbk PT	2,448,500	1,837
	Shares	Value (000)
Diversified Telecommunication Services
Telekomunikasi Indonesia Persero Tbk PT	7,389,900	$2,506
Household Products
Unilever Indonesia Tbk PT	557,600	2,042
Real Estate Management & Development
Bumi Serpong Damai Tbk PT	8,227,300	1,130
Wireless Telecommunication Services
XL Axiata Tbk PT (a)	5,317,950	1,360
		13,725
Korea, Republic of (10.8%)
Aerospace & Defense
Hanwha Techwin Co., Ltd. (a)	17,209	669
Korea Aerospace Industries Ltd.	35,686	1,778
		2,447
Auto Components
Mando Corp.	6,166	1,388
Automobiles
Hyundai Motor Co.	17,684	2,465
Biotechnology
Hugel, Inc. (a)	3,356	1,641
Construction & Engineering
Hyundai Development Co-Engineering & Construction	39,275	1,612
Household Durables
Coway Co., Ltd.	18,656	1,696
Industrial Conglomerates
CJ Corp.	10,865	1,799
Internet Software & Services
NAVER Corp.	4,039	2,958
Media
Innocean Worldwide, Inc.	1,382	77
Personal Products
Amorepacific Corp.	4,895	1,301
Tech Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	3,496	7,263
Samsung Electronics Co., Ltd. (Preference)	1,780	2,897
		10,160
		27,544

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Malaysia (3.7%)
Banks
Malayan Banking Bhd	946,658	$2,124
Health Care Providers & Services
IHH Healthcare Bhd	1,571,800	2,106
Hotels, Restaurants & Leisure
Genting Malaysia Bhd	1,493,800	1,914
Industrial Conglomerates
Sime Darby Bhd	932,800	2,064
Transportation Infrastructure
Malaysia Airports Holdings Bhd	658,500	1,313
		9,521
Mexico (6.1%)
Banks
Grupo Financiero Banorte SAB de CV Series O	787,013	4,994
Grupo Financiero Santander Mexico SAB de CV ADR	168,695	1,626
		6,620
Beverages
Fomento Economico Mexicano SAB de CV ADR	32,496	3,196
Chemicals
Mexichem SAB de CV	505,308	1,353
Construction Materials
Cemex SAB de CV ADR (a)	329,130	3,100
Hotels, Restaurants & Leisure
Alsea SAB de CV	352,330	1,336
		15,605
Pakistan (1.1%)
Banks
United Bank Ltd.	746,000	1,679
Construction Materials
Lucky Cement Ltd.	142,100	1,140
		2,819
Panama (0.7%)
Airlines
Copa Holdings SA, Class A	14,695	1,719
Peru (1.1%)
Banks
Credicorp Ltd.	15,964	2,864
	Shares	Value (000)
Philippines (2.9%)
Banks
Metropolitan Bank & Trust Co.	1,388,608	$2,408
Industrial Conglomerates
SM Investments Corp.	168,823	2,687
Real Estate Management & Development
Ayala Land, Inc.	2,821,400	2,222
		7,317
Poland (4.6%)
Banks
Bank Zachodni WBK SA	26,420	2,440
Powszechna Kasa Oszczednosci Bank Polski SA (a)	331,062	3,079
		5,519
Food & Staples Retailing
Jeronimo Martins SGPS SA	99,665	1,945
Insurance
Powszechny Zaklad Ubezpieczen SA	55,931	673
Textiles, Apparel & Luxury Goods
CCC SA	34,751	2,110
LPP SA	800	1,544
		3,654
		11,791
Russia (2.8%)
Food & Staples Retailing
X5 Retail Group N.V. GDR (a)	54,476	1,887
Internet Software & Services
Mail.ru Group Ltd. GDR (a)	36,874	972
Yandex N.V., Class A (a)	56,647	1,486
		2,458
Metals & Mining
MMC Norilsk Nickel PJSC ADR	63,822	881
Oil, Gas & Consumable Fuels
Gazprom PJSC ADR	520,112	2,059
		7,285
South Africa (3.2%)
Banks
Capitec Bank Holdings Ltd.	24,541	1,557
Food & Staples Retailing
Clicks Group Ltd.	115,308	1,234

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
South Africa (cont'd)
Food Products
AVI Ltd.	219,658	$1,595
Household Durables
Steinhoff International Holdings N.V. H Shares	440,641	2,258
Media
Naspers Ltd., Class N	7,973	1,551
		8,195
Switzerland (0.5%)
Professional Services
DKSH Holding AG	16,842	1,367
Taiwan (8.2%)
Banks
E.Sun Financial Holding Co., Ltd.	750,249	461
Electronic Equipment, Instruments & Components
Delta Electronics, Inc.	337,758	1,849
Hon Hai Precision Industry Co., Ltd.	799,405	3,075
Largan Precision Co., Ltd.	12,000	1,913
		6,837
Food Products
Uni-President Enterprises Corp.	918,070	1,841
Household Durables
Nien Made Enterprise Co., Ltd.	160,000	1,775
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	1,249,916	1,605
Taiwan Semiconductor Manufacturing Co., Ltd.	1,124,455	7,707
		9,312
Tech Hardware, Storage & Peripherals
Advantech Co., Ltd.	105,596	748
		20,974
Thailand (2.1%)
Construction & Engineering
Sino-Thai Engineering & Construction PCL (Foreign)	1,243,600	1,016
Health Care Providers & Services
Bangkok Dusit Medical Services PCL (Foreign)	1,953,500	1,104
	Shares	Value (000)
Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	168,300	$1,833
Real Estate Management & Development
Central Pattana PCL (Foreign)	739,200	1,507
		5,460
United Kingdom (0.5%)
Paper & Forest Products
Mondi PLC	48,207	1,255
United States (1.5%)
Internet Software & Services
MercadoLibre, Inc.	15,173	3,807
TOTAL COMMON STOCKS (Cost $191,177)		253,985
SHORT-TERM INVESTMENTS (1.4%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost 1,526)	1,526,090	1,526
INVESTMENT COMPANY (0.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $2,155)	2,155,383	2,155
TOTAL SHORT-TERM INVESTMENTS (Cost $3,681)		3,681
TOTAL INVESTMENTS (100.7%) (Cost $194,858) Including $8,317 of Securities Loaned (d)		257,666
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)		(1,737)
NET ASSETS (100.0%)		$255,929

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2017.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio of Investments (unaudited) (cont'd)

(d)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $68,346,000 and the aggregate gross unrealized depreciation is approximately $5,538,000, resulting in net unrealized appreciation of approximately $62,808,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	64.6%
Banks	23.2
Internet Software & Services	12.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Financial Statements

Statement of Assets and Liabilities	June 30, 2017 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $191,177)	$253,985
Investment in Security of Affiliated Issuer, at Value (Cost $3,681)	3,681
Total Investments in Securities, at Value (Cost $194,858)	257,666
Foreign Currency, at Value (Cost $280)	279
Dividends Receivable	682
Receivable for Investments Sold	305
Tax Reclaim Receivable	61
Receivable from Affiliate	1
Other Assets	49
Total Assets	259,043
Liabilities:
Collateral on Securities Loaned, at Value	1,526
Payable for Investments Purchased	580
Dividends Declared	359
Payable for Advisory Fees	264
Deferred Capital Gain Country Tax	215
Payable for Custodian Fees	95
Payable for Professional Fees	40
Payable for Administration Fees	7
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	27
Total Liabilities	3,114
Net Assets
Applicable to 14,115,284 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$255,929
Net Asset Value Per Share	$18.13
Net Assets Consist of:
Common Stock	$141
Paid-in-Capital	217,977
Accumulated Undistributed Net Investment Income	881
Accumulated Net Realized Loss	(27,131)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $205 of Deferred Capital Gain Country Tax)	64,068
Foreign Currency Translations	(7)
Net Assets	$255,929
(1) Including:
Securities on Loan, at Value:	$8,317

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2017 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $333 of Foreign Taxes Withheld)	$2,762
Dividends from Security of Affiliated Issuer (Note E)	10
Income from Securities Loaned — Net	5
Total Investment Income	2,777
Expenses:
Advisory Fees (Note B)	1,490
Custodian Fees (Note D)	175
Administration Fees (Note C)	95
Professional Fees	68
Stockholder Reporting Expenses	18
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	4
Other Expenses	27
Total Expenses	1,881
Waiver of Administration Fees (Note C)	(54)
Rebate from Morgan Stanley Affiliate (Note E)	(3)
Net Expenses	1,824
Net Investment Income	953
Realized Gain (Loss):
Investments Sold (Net of $50 of Capital Gain Country Tax)	5,480
Foreign Currency Forward Exchange Contracts	33
Foreign Currency Transactions	(60)
Net Realized Gain	5,453
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $73)	36,401
Foreign Currency Forward Exchange Contracts	(61)
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	36,341
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	41,794
Net Increase in Net Assets Resulting from Operations	$42,747

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$953	$1,210
Net Realized Gain (Loss)	5,453	(8,487)
Net Change in Unrealized Appreciation (Depreciation)	36,341	20,516
Net Increase in Net Assets Resulting from Operations	42,747	13,239
Distributions from and/or in Excess of:
Net Investment Income	(359)	(1,351)
Capital Share Transactions:
Repurchase of Shares (296,739 and 88,353 shares)	(4,336)	(1,207)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,336)	(1,207)
Total Increase	38,052	10,681
Net Assets:
Beginning of Period	217,877	207,196
End of Period (Including Accumulated Undistributed Net Investment Income of $881 and $287)	$255,929	$217,877

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2017		Year Ended December 31,
	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.12		$14.29		$16.05		$16.95		$17.17		$14.40
Net Investment Income(2)	0.07		0.08		0.05		0.07		0.09		0.09
Net Realized and Unrealized Gain (Loss)	2.93		0.83		(1.77)		(0.85)		(0.27)		2.72
Total from Investment Operations	3.00		0.91		(1.72)		(0.78)		(0.18)		2.81
Distributions from and/or in excess of:
Net Investment Income	(0.03)		(0.09)		(0.05)		(0.12)		(0.05)		(0.08)
Anti-Dilutive Effect of Share Repurchase Program	0.04		0.01		0.01		—		0.01		0.00	(3)
Anti-Dilutive Effect of Tender Offer	—		—		—		—		—		0.04
Net Asset Value, End of Period	$18.13		$15.12		$14.29		$16.05		$16.95		$17.17
Per Share Market Value, End of Period	$16.15		$13.18		$12.85		$14.55		$15.48		$15.50
TOTAL INVESTMENT RETURN(4):
Market Value	22.72	%(7)	3.26%		(11.37)%		(5.30)%		0.22%		20.59%
Net Asset Value	20.09	%(7)	6.53%		(10.64)%		(4.60)%		(0.93)%		19.85%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$255,929		$217,877		$207,196		$233,614		$246,595		$250,935
Ratio of Expenses to Average Net Assets(9)	1.53	%(5)(8)	1.45	%(5)	1.54	%(5)	1.55	%(5)	1.56	%(5)	1.57	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.80	%(5)(8)	0.56	%(5)	0.29	%(5)	0.40	%(5)	0.50	%(5)	0.54	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	22	%(7)	35%		38%		41%		52%		47%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.58	%(8)	1.59%		1.59%		1.60%		1.62%		1.63%
Ratio of Net Investment Income to Average Net Assets	0.75	%(8)	0.42%		0.24%		0.35%		0.44%		0.48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.09% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.09% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and the sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), believe have economic characteristics similar to emerging markets equity securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,447	$—	$—	$2,447
Airlines	1,719	—	—	1,719
Auto Components	1,388	—	—	1,388
Automobiles	7,571	—	—	7,571
Banks	59,462	—	—	59,462
Beverages	3,196	—	—	3,196
Biotechnology	1,641	—	—	1,641
Chemicals	1,353	—	—	1,353
Construction & Engineering	1,612	1,016	—	2,628
Construction Materials	8,575	—	—	8,575
Diversified Consumer Services	2,700	—	—	2,700
Diversified Telecommunication Services	4,152	—	—	4,152
Electronic Equipment, Instruments & Components	6,837	—	—	6,837
Food & Staples Retailing	7,554	—	—	7,554
Food Products	6,454	—	—	6,454
Health Care Providers & Services	2,106	1,104	—	3,210
Hotels, Restaurants & Leisure	3,250	—	—	3,250
Household Durables	5,729	—	—	5,729

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Household Products	$2,042	$—	$—	$2,042
Industrial Conglomerates	6,550	—	—	6,550
Insurance	5,921	—	—	5,921
Internet & Direct Marketing Retail	2,062	—	—	2,062
Internet Software & Services	31,265	—	—	31,265
Machinery	2,953	—	—	2,953
Media	3,996	—	—	3,996
Metals & Mining	881	—	—	881
Multi-Line Retail	3,951	—	—	3,951
Oil, Gas & Consumable Fuels	8,716	1,833	—	10,549
Paper & Forest Products	1,255	—	—	1,255
Personal Products	4,500	—	—	4,500
Pharmaceuticals	1,903	—	—	1,903
Professional Services	1,367	—	—	1,367
Real Estate Management & Development	3,867	1,507	—	5,374
Semiconductors & Semiconductor Equipment	9,312	—	—	9,312
Tech Hardware, Storage & Peripherals	10,908	—	—	10,908
Textiles, Apparel & Luxury Goods	10,528	—	—	10,528
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Thrifts & Mortgage Finance	$3,147	$—	$—	$3,147
Transportation Infrastructure	1,313	—	—	1,313
Wireless Telecommunication Services	4,342	—	—	4,342
Total Common Stocks	248,525	5,460	—	253,985
Short-Term Investments
Investment Company	3,681	—	—	3,681
Total Assets	$252,206	$5,460	$—	$257,666

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income from such securities. Emerging markets securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significant related to the real estate industry such as building suppliers and mortgage lenders.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the

Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

  As of June 30, 2017, the Fund did not have any open foreign currency forward exchange contracts.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$33
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(61)

  For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$1,680,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,317	(a)	$—	$(8,317	)(b)(c)	$0

  (a)Represents market value of loaned securities at period end.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

  (b)The Fund received cash collateral of approximately $1,526,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $6,960,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

  (c)The actual collateral received is greater than the amount shown here due to overcollateralization.

  FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

  The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,526	$—	$—	$—	$1,526
Total Borrowings	$1,526	$—	$—	$—	$1,526
Gross amount of recognized liabilities for securities lending transactions					$1,526

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However,

the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Stockholders: Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2017, approximately $54,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $51,049,000 and $53,385,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$7,673	$16,828	$20,820	$10	$3,681

During the six months ended June 30, 2017, the Fund incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,351	$—	$722	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$847	$(847)	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$359	$—

At December 31, 2016, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $8,859,000 and $15,640,000, respectively, that do not have an expiration date.

In addition, at December 31, 2016, the Fund had available for federal income tax purposes unused capital losses of approximately $7,797,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by federal income tax regulations, no capital gains tax

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

G.  Other: As permitted by the Fund's offering prospectus, on July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2017, the Fund repurchased 296,739 of its shares at an average discount of 12.72% from NAV. Since the inception of the program, the Fund has repurchased 6,125,345 of its shares at an average discount of 17.05% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 38.5%.

H.  Results of Annual Meeting of Stockholders:  On June 21, 2017, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Kathleen A. Dennis	7,451,282	4,180,298
Joseph J. Kearns	7,436,574	4,195,006
Michael E. Nugent	7,429,485	4,202,095
Fergus Reid	7,502,203	4,129,377
Patricia Maleski	7,450,883	4,180,697

I.  Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Munib Madni, a Managing Director of MSIM Company, and Eric Carlson, Paul C. Psaila, Ruchir Sharma and Gaite Ali, each a Managing Director of the Adviser.

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Carlson has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Fund in February 2011. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002. Ms. Ali has been associated with the Adviser in an investment management capacity since 2007 and began managing the Fund in April 2013.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Policy (unaudited) (cont'd)

business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Policy (unaudited) (cont'd)

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operations reasons. Similarly, the Fund will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Investment Policy (unaudited) (cont'd)

the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund's holding of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held to the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Privacy Notice (unaudited) (cont'd)

income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What if an Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2017

Privacy Notice (unaudited) (cont'd)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2017	22,022	—	N/A	N/A
February 2017	74,833	—	N/A	N/A
March 2017	118,588	—	N/A	N/A
April 2017	53,611	—	N/A	N/A
May 2017	12,625	—	N/A	N/A
June 2017	15,060	—	N/A	N/A
Total	296,739	$14.58	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2017